Investor Presentation September, 2004 Proprietary Cell Products for Regenerative Medicine (Nasdaq:ASTM)

This presentation contains forward-looking statements, including, without limitation, statements concerning product-development objectives and anticipated timing, clinical trial timing and results, potential market opportunities and revenue models, market development plans, anticipated key milestones and potential advantages and applications of the AastromReplicell(r) System and related products, which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, competitive conditions and availability of resources. These and other significant factors are discussed in greater detail in Aastrom's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. SAFE HARBOR

Capturing the Therapeutic Potential of Bone Marrow Stem Cells Regenerate tissues with stem cells grown from bone marrow collected from the patient...

What's Unique About Aastrom Tissue Repair Cells - bone, vascular, blood, cartilage and adipose forming capability Produced ex vivo with patented single-pass perfusion technology Proven patient safety Proven tissue generation function Cell production automation with GMP compliance 12-day fixed production Scalable Point of Care or Centralized manufacturing capability .... enable Prescription Cell Products Proprietary adult stem cells and industry-unique manufacturing capability... Proprietary Bone Marrow Stem and Progenitor Cell Product AastromReplicell System

Prescription Cell Products: How The Process Works Small cell sample collected from patient Cells go to production lab Cells used to generate healthy tissues $ Prescription Cell Products should generate revenue just like pharmaceuticals Cell product produced in AastromReplicell System

Development Pipeline Research Preclinical Clinical Market Comments U.S. Europe Jaw bone reconstruction (Sinus lift for dental implants) Spine fusions Long bone fractures Bone Grafting Vascular Disease Cell Production Products Cardiac Peripheral limb ischemia DC-I, DCV-I and DCV-II Kits Trial enrolling at 2 lead sites Enrolling - Germany & Spain EU study expected in 2004 Clinical protocol in development Animal model underway Clinical protocol in development Dendritic cell vaccine production; Available in U.S. and EU Cartilage Joint reconstruction Cartilage from TRCs established Phase I/II Pending CE Marked

Product Applications Applicable Market Size (Patients) * Bone Grafting BG-Fracture BG-Spine BG-Dental Aastrom Tissue Repair Cells Active Lead Product Indications Clinical Status 215,000 Sinus lift EU: 4Q/CY2004 420,000 Spine fusions Preclinical Vascular Disease VT-Ischemia 110,000 Long bone fractures U.S./EU: Active Diabetic limb ischemia 485,000 Preclinical * Estimated U.S. and EU market data for CY2010

Bone Graft Market Issues Multiple clinical indications to either repair or build new localized bone tissue (fractures, reconstructions, fusions) Current solutions can be effective, but each has limitations Autograft procedure (surgically chiseled bone and marrow from the hip) works well, but very painful after-effects at the collection site, and limited quantities Recent bone graft substitute products are less effective than Autograft for tempo and quality of bone formation Optimal solution is to less invasively provide: High number of bone forming cells Vascular tissue forming cells Clinical Issues

Therapy Bone Graft Product Comparison Sources: J Bone Joint Surg Am 83 (Suppl. 2): 98-103, 2001; Aastrom in-house data Autograft (Gold Standard) Aastrom TRCs Cells ++ no no no +++ Stimulation +++ no ++ (variable) +++ ++ Lattice +++ ++ +++ no no Aastrom TRCs + Matrix +++ +++ +++ Alternatives

Aastrom's Optimized Bone Graft Solution The first stem cell product for bone generation!

Bone Graft Market Conceptual Product Use Model Basic Fracture Non-Union or Multi-Level Spine Range of Severity Matrix Products BMPs Autograft Aastrom TRCs Bone Injury Scale Low High Fixation Lead Treatment Approach

Bone Graft Market Opportunity Global Market: 1.5 Million Bone Grafts Annually Autograft Bone Chips Demineralized Bone Matrix Synthetics BMPs East 0.54 0.17 0.08 0.12 0.09 TRCs East 0.05 0.95 Source: Datamonitor - Estimated Global Market Data for CY2005 TRCs 5% > $300 Million

TRC Intended Advantages Effectiveness of traditional Autograft for tempo and quality of bone formation Bone forming capability of 1+ liters of autologous bone marrow cells Regeneration of vascular as well as bone tissue Tissue growth directed by natural processes, and not by a pharmaceutical Reliable, safe and logistically simple therapy process Potential savings in: OR time Patient recovery rate and support Time to return to desired quality of life Bone Graft Orthopedic Product Objectives

Bone Graft Market Strategy Target procedures currently using/requiring traditional Autograft instead of bone graft substitute products Focus on certain European countries for initial commercialization due to simpler regulatory pathway for autologous cells Implement U.S. randomized trials needed for FDA approval and for broader global use of product Involve strategic marketing partners in each major field Aastrom Market Entry Plan

Bone Graft Clinical Strategy Lead with indications in which results can be evaluated in short-term trials with relative ease: Tibial non-union indication (long bone fracture) due to significant unmet medical need, and "requirement" for data here before spine allowed by FDA and surgeons; and Dental/sinus lift indication due to relative ease of assessing bone formation tempo and quality, and large market potential Initiate spine fusion (largest market) study once good bone growth has been proven to occur in dental and/or long bone fracture Explore marketing trials for revision/other markets

Bone Graft Clinical Plan Fractures (Non-Union) Lead studies underway in Bochum, GR and Barcelona, SP 10 patient target Process logistics working well Spine Fusion Plans waiting for supportive data from fracture and sinus lift studies Dental (Sinus Lift) Lead trials for sinus lift in preparation for 4Q/CY2004 start Bone formation measured by biopsy/histology European Union

Bone Graft Clinical Plan Fractures (Non-Union and Fresh) Phase I/II multi-center trial approved by FDA Two sites currently active; 1-2 more expected by 2Q/CY2005 20 patient target If results acceptable, plan to move to Phase III Spine Fusion Lead protocol in development (gutter fusion model) Plan to submit IND in 4Q CY2004 Dental (Sinus Lift) Delay until EU trial data available United States

Combining TRCs and Matrix

TRCs with Matrix 200mm

BG-Fracture Trial: Non-Union Fracture

BG-Fracture Trial: Fracture Fixation

BG-Fracture Trial: TRCs and Matrix

2003 Alliance Between Leaders in Stem Cells and Orthopedic Matrix Largest market provider of allograft tissue matrix (>$220 million revenue) Direct sales force as well as active marketing relationships with Synthes Spine, Osteotech and others Provides Aastrom with access to allograft matrix supply, the preferred matrix for the U.S. bone graft market Aastrom gains access to and input from the MTF orthopedic staff, industry expertise and network Companies both contribute to development and clinical expenses for products that combine cells and matrix Strategic Partner:

Peripheral Vascular Disease Published clinical results show effectiveness of large volume bone marrow for limb ischemia Diabetic and Buerger's disease patients Similar published reports for cardiac ischemia TRCs shown as effective substitute for large volume bone marrow in BMT indication TRC's vascular lineage capability demonstrated in vitro Market opportunity large, with limited therapeutic competition U.S. market targeted at 400,000 to 700,000 per year Reimbursement levels are high for current treatments TRCs ready to go to trial Leverage existing infrastructure for bone grafting Rational for TRC Development

Peripheral Vascular Disease Effect of Bone Marrow Stem Cells Source: Lancet 360: 427-435, 2002

Peripheral Vascular Disease Research Vascular forming capability for TRCs completed Pursuing grants for further research development Clinical Clinical study for demonstration of TRC effect on vascular regeneration in limb ischemia planned in CY2005 Compare with unexpanded bone marrow Market Development Pursue strategic marketing partner for involvement in Phase III level trials Lead Development Strategy

Aastrom Balance Sheet Data (June 30, 2004 - Actual) Cash and Investments $ 16,900,000 Total Assets $ 18,200,000 Shareholders' Equity $ 17,600,000 Average Cash Usage Per Month $ 900,000

Summary Strategic industry position with a proven proprietary adult stem cell product and means for commercial production Profitability targeted through non-U.S. markets, with future growth resulting from U.S. markets Active clinical trials for large and diverse bone graft markets Opportunities for new marketing partnerships Preclinical pipeline includes peripheral vascular and bone/cartilage indications Momentum driven by clinical results, strategic relationships, access to major markets and multiple paths to revenue

Investor Presentation September, 2004 Proprietary Cell Products for Regenerative Medicine (Nasdaq:ASTM)